UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K


                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                                September 1, 1999
                        (Date of earliest event reported)



                          PECO ENERGY TRANSITION TRUST
             (Exact name of registrant as specified in its charter)



              Delaware                  333-58055            51-0382130
    (State or other jurisdiction       (Commission         (IRS Employer
           of incorporation)           File Number)        Identification No.)


                          PECO Energy Transition Trust
               c/o First Union Trust Company, National Association
                   920 King Street, Wilmington, Delaware 19801
               (Address of principal executive offices) (Zip Code)


                                 (302) 888-7532
              (Registrant's telephone number, including area code)


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Item 5.  Other Events

    Reference is made to the Registrant's registration statement on Form S-3, as amended (Registration No. 333-58055), filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended. Pursuant to the reports to the bondholders provision of the Indenture, dated as of March 1, 1999 (incorporated by reference to Exhibit 4.3.1 to the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on March 31, 1999), the Registrant prepared the attached transition bondholders statement.

Item 7.  Financial Statements and Exhibits

(c)  Exhibits.

Exhibit No.       Description

       20         Other documents or statements to security holders.

















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








                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               PECO ENERGY TRANSITION TRUST

                                            By:/s/ Diana Moy Kelly
September 15, 1999                          Name: Diana Moy Kelly
                                            Title: Beneficiary Trustee







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